UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2006

BRAND ENERGY & INFRASTRUCTURE SERVICES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-102511-14	13-3909682
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

2505 South Main Street
Kennesaw, GA 30144

(Address of Principal Executive Offices, including Zip Code)

Telephone: (770) 514-1411

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

In a press release dated May 16, 2006 (filed as Exhibit 99.1 to this Form 8-K), Brand Services, Inc., a wholly-owned subsidiary of Registrant, announced that it has amended the total consideration it is offering in its previously announced cash tender offer to purchase any and all of its $150,000,000 aggregate principal amount of outstanding 12% Senior Subordinated Notes due 2012.

Item 9.01  Financial Statements and Exhibits

(d)          Exhibits

Exhibit #	Description
99.1	Press Release of Brand Services, Inc. dated May 16, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brand Energy & Infrastructure Services, Inc.

Dated:	May 17, 2006	By:	/s/ Anthony A. Rabb
		Name:	Anthony A. Rabb
		Title:	Chief Financial Officer and Vice President, Finance